UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 10, 2022

GENIE ENERGY LTD.

(Exact name of registrant as specified in its charter)

Delaware	1-35327	45-2069276
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

520 Broad Street Newark, New Jersey	07102
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (973) 438-3500

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b)-2 of the Exchange Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class B common stock, par value $.01 per share	GNE	New York Stock Exchange

Series 2012-A Preferred stock, par value $.01 per share	GNE.PRA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02. Results of Operations and Financial Condition.

On March 10, 2022, Genie Energy Ltd. (the “Company”) issued a press release announcing results of its operations for the quarter and full year ended December 31, 2021 (the “Press Release”). A copy of the Press Release was furnished as Exhibit 99.1 to a Current Report on Form 8-K filed by the Company with the Securities and Exchange Commission on March 10, 2022.

Subsequent to the issuance of the Press Release, the Company discovered a required adjustment that results in an increase in the provision for income tax related to the discontinued operations of $1.6 million. The modification did not impact the results from continuing operations for the Company, but did impact Income from Discontinued Operations, net of tax, and Net Income Attributable to the Company’s Common Stockholders for the three and twelve months ended December 31, 2021. Additionally, the modification impacted Current Liabilities of Discontinued Operations and Accumulated Deficit as of December 31, 2021.

Attached hereto as Exhibit 99.1 is an amended copy of the Press Release with the corrections, for the quarter and full year ended December 31, 2021.

All other information set forth in the Press Release, remains correct and unchanged; therefore, no other changes were made to the Press Release. The Company is, substantially simultaneously herewith, filing its Annual Report on Form 10-K for the year ended December 31, 2021, which will reflect the corrections.

The Company is furnishing the information contained in this Report, including Exhibit 99.1 hereto, pursuant to Item 2.02 of Form 8-K/A promulgated by the Securities and Exchange Commission (the “SEC”). This information shall not be deemed to be “filed” with the SEC or incorporated by reference into any other filing with the SEC unless otherwise expressly stated in such filing. In addition, this Report and the press release contain statements intended as “forward-looking statements” that are subject to the cautionary statements about forward-looking statements set forth in the press release.

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits.

Exhibit No.	Document
99.1	Updated Press Release, dated March 10, 2022, reporting the results of operations for the quarter and full year ended December 31, 2021.

104	Cover Pager Interactive Data File, formatted in Inline XBRL document

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENIE ENERGY LTD.

By:	/s/ Michael Stein
Name:	Michael Stein
Title:	Chief Executive Officer

Dated: March 16, 2022

EXHIBIT INDEX

Exhibit Number.	Document
99.1	Updated Press Release, dated March 10, 2022, reporting the results of operations for the quarter and full year ended December 31, 2021.

104	Cover Pager Interactive Data File, formatted in Inline XBRL document

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